Exhibit 99.1
Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS
SECOND QUARTER 2017 FINANCIAL RESULTS

SANTA ANA, CA – August 3, 2017 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and six months ended June 30, 2017.

“Our second quarter 2017 financial results were in line with our expectations; net sales increased 3%, operating income grew 8% and EPS increased 5% over last year’s second quarter,” stated Paul Arling, UEI's Chairman and CEO. “Major cable operators such as Comcast, Cox and Shaw continue to upgrade their customers to new offerings such as the X1 Entertainment Operating System® and X1 Voice Remote. Additional operators, on a worldwide basis, are now progressing through the design and testing stages of advanced home entertainment and home control platforms powered by UEI technology. Our customers are introducing platforms with new connection protocols and a new suite of devices - such as home security and sensing, and energy monitoring and management - all of which can now be centrally and simply controlled. By enabling that connection, UEI continues to gain momentum supplying the industry with the solutions that serve the increasingly complex smart home environment. Due to our long-standing relationships with the world’s leading subscription broadcasters and consumer electronics OEMs, our diverse portfolio of technologies and solutions, as well as our long history of innovation, UEI is well positioned to capitalize on this long-term growth opportunity.”
Financial Results for the Three Months Ended June 30: 2017 Compared to 2016

•	GAAP net sales were $177.6 million, compared to $171.0 million; Adjusted Non-GAAP net sales were $177.9 million, compared to $172.2 million.

•	GAAP gross margins were 24.6%, compared to 25.4%; Adjusted Non-GAAP gross margins were 25.9%, compared to 26.1%.

•	GAAP operating income was $7.3 million, compared to $8.0 million; Adjusted Non-GAAP operating income was $15.8 million, compared to $14.7 million.

•
GAAP net income was $4.7 million, or $0.32 per diluted share, compared to $6.6 million or $0.45 per diluted share; Adjusted Non-GAAP net income was $11.4 million, or $0.78 per diluted share, compared to $10.9 million, or $0.74 per diluted share.

•	At June 30, 2017, cash and cash equivalents were $49.7 million, compared to $50.6 million at December 31, 2016.
Financial Results for the Six Months Ended June 30: 2017 Compared to 2016

•	GAAP net sales were $339.0 million, compared to $321.6 million; Adjusted Non-GAAP net sales were $340.2 million, compared to $323.7 million.

•	GAAP gross margins were 25.0%, compared to 25.2%; Adjusted Non-GAAP gross margins were 26.3%, compared to 25.9%.

•	GAAP operating income was $6.9 million, compared to $11.0 million; Adjusted Non-GAAP operating income was $27.5 million, compared to $24.0 million.

•
GAAP net income was $4.8 million, or $0.33 per diluted share, compared to $9.3 million or $0.63 per diluted share; Adjusted Non-GAAP net income was $20.6 million, or $1.40 per diluted share, compared to $17.7 million, or $1.20 per diluted share.

Financial Outlook

For the third quarter of 2017, the company expects GAAP net sales to range between $178 million and $186 million, compared to $169.2 million in the third quarter of 2016. GAAP earnings per diluted share for the third quarter of 2017 is expected to range from $0.50 to $0.60, compared to GAAP earnings per diluted share of $0.53 in the third quarter of 2016.

For the third quarter of 2017, the company expects Adjusted Non-GAAP net sales to range between $178 million and $186 million, compared to $170.3 million in the third quarter of 2016. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.80 to $0.90, compared to Adjusted Non-GAAP earnings per diluted share of $0.93 in the third quarter of 2016. The third quarter Adjusted Non-GAAP earnings per diluted share estimate excludes $0.30 per share related to stock-based compensation, amortization of acquired intangibles, factory inefficiencies at an underutilized factory, severance related to the consolidation of manufacturing facilities, changes in contingent consideration related to acquisitions, and income tax adjustments.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, August 3, 2017 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its second quarter 2017 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 56476115. The conference call will also be broadcast live at www.uei.com where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 56476115.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense, cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions, amortization of intangibles acquired, and excess manufacturing overhead. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs and changes in contingent consideration related to acquisitions as well as other acquisition related costs and nonrecurring items. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses, and the related tax effects of all adjustments, as well as the income tax effects of nondeductible projected losses to be incurred as a result of the shutdown of the company's Guangzhou factory. Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Non-GAAP net income attributable to Universal Electronics Inc. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.
Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include changes in market conditions; the continued adoption of our advanced control technologies by our customers as anticipated by management, the convergence of smart home devices and technologies as anticipated by management, the introduction and acceptance of next-generation home entertainment platforms as expected by management, the pace of the economy; competitive conditions in the industries we serve, including the smart home and residential and commercial security industries; and relationships with our customers and our ability to attract new customers, our ability to successfully and profitably transition our manufacturing operations, and our continued ability to maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of August 3, 2017. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	June 30, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$49,695	$50,611
Restricted cash	—	4,623
Accounts receivable, net	147,738	124,592
Inventories, net	143,417	129,879
Prepaid expenses and other current assets	7,593	7,439
Income tax receivable	4,133	1,054
Deferred income taxes	—	5,960
Total current assets	352,576	324,158
Property, plant, and equipment, net	112,276	105,351
Goodwill	48,372	43,052
Intangible assets, net	31,619	28,549
Deferred income taxes	18,270	10,430
Long-term restricted cash	4,716	4,600
Other assets	4,997	4,896
Total assets	$572,826	$521,036
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$110,050	$97,157
Line of credit	92,000	49,987
Accrued compensation	33,520	35,580
Accrued sales discounts, rebates and royalties	7,153	8,358
Accrued income taxes	1,670	375
Other accrued expenses	20,294	24,410
Total current liabilities	264,687	215,867
Long-term liabilities:
Long-term contingent consideration	12,600	10,500
Deferred income taxes	6,269	7,060
Income tax payable	791	791
Other long-term liabilities	6,299	6,308
Total liabilities	290,646	240,526
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,661,566 and 23,575,340 shares issued on June 30, 2017 and December 31, 2016, respectively	237	236
Paid-in capital	258,732	250,481
Treasury stock, at cost, 9,262,057 and 9,022,587 shares on June 30, 2017 and December 31, 2016, respectively	(237,865)	(222,980)
Accumulated other comprehensive income (loss)	(20,830)	(22,821)
Retained earnings	281,906	275,594
Total stockholders’ equity	282,180	280,510
Total liabilities and stockholders’ equity	$572,826	$521,036

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net sales	$177,580	$170,986	$338,986	$321,644
Cost of sales	133,829	127,530	254,201	240,541
Gross profit	43,751	43,456	84,785	81,103
Research and development expenses	4,946	5,151	10,444	10,337
Factory transition restructuring charges	449	84	5,699	1,517
Selling, general and administrative expenses	31,053	30,252	61,704	58,239
Operating income	7,303	7,969	6,938	11,010
Interest income (expense), net	(562)	(258)	(955)	(525)
Other income (expense), net	(642)	671	(59)	1,391
Income before provision for income taxes	6,099	8,382	5,924	11,876
Provision for income taxes	1,415	1,784	1,121	2,535
Net income	4,684	6,598	4,803	9,341
Net income attributable to noncontrolling interest	—	8	—	30
Net income attributable to Universal Electronics Inc.	$4,684	$6,590	$4,803	$9,311

Earnings per share attributable to Universal Electronics Inc.:
Basic	$0.33	$0.46	$0.33	$0.65
Diluted	$0.32	$0.45	$0.33	$0.63
Shares used in computing earnings per share:
Basic	14,404	14,440	14,427	14,406
Diluted	14,683	14,735	14,700	14,686

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2017	2016
Cash provided by (used for) operating activities:
Net income	$4,803	$9,341
Adjustments to reconcile net income to net cash provided by (used for) operating activities:
Depreciation and amortization	15,954	12,032
Provision for doubtful accounts	81	116
Provision for inventory write-downs	1,419	1,705
Deferred income taxes	(1,035)	165
Tax benefit from exercise of stock options and vested restricted stock	—	992
Excess tax benefit from stock-based compensation	—	(1,047)
Shares issued for employee benefit plan	591	551
Employee and director stock-based compensation	5,555	4,970
Performance-based common stock warrants	1,263	2,058
Changes in operating assets and liabilities:
Restricted cash	4,623	—
Accounts receivable	(20,427)	(9,599)
Inventories	(11,249)	982
Prepaid expenses and other assets	(121)	(243)
Accounts payable and accrued expenses	(15)	4,488
Accrued income taxes	(1,691)	(3,260)
Net cash provided by (used for) operating activities	(249)	23,251
Cash used for investing activities:
Acquisition of property, plant, and equipment	(17,519)	(17,989)
Acquisition of net assets of Residential Control Systems, Inc.	(8,854)	—
Acquisition of intangible assets	(765)	(993)
Deconsolidation of Encore Controls LLC	—	48
Net cash used for investing activities	(27,138)	(18,934)
Cash provided by (used for) financing activities:
Borrowings under line of credit	85,000	57,987
Repayments on line of credit	(42,987)	(65,000)
Proceeds from stock options exercised	842	2,536
Treasury stock purchased	(14,885)	(1,944)
Excess tax benefit from stock-based compensation	—	1,047
Net cash provided by (used for) financing activities	27,970	(5,374)
Effect of exchange rate changes on cash	(1,499)	(2,464)
Net increase (decrease) in cash and cash equivalents	(916)	(3,521)
Cash and cash equivalents at beginning of year	50,611	52,966
Cash and cash equivalents at end of period	$49,695	$49,445

Supplemental cash flow information:
Income taxes paid	$4,142	$4,647
Interest paid	981	609

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net sales:
Net sales - GAAP	$177,580	$170,986	$338,986	$321,644
Stock-based compensation for performance-based warrants	331	1,193	1,263	2,059
Adjusted Non-GAAP net sales	$177,911	$172,179	$340,249	$323,703

Cost of sales:
Cost of sales - GAAP	$133,829	$127,530	$254,201	$240,541
Adjustments to acquired tangible assets (1)	(299)	(301)	(557)	(632)
Stock-based compensation expense	(19)	(15)	(34)	(29)
Excess manufacturing overhead (2)	(1,587)	—	(2,768)	—
Amortization of acquired intangible assets	(38)	—	(38)	—
Adjusted Non-GAAP cost of sales	131,886	127,214	250,804	239,880
Adjusted Non-GAAP gross profit	$46,025	$44,965	$89,445	$83,823

Gross margin:
Gross margin - GAAP	24.6%	25.4%	25.0%	25.2%
Stock-based compensation for performance-based warrants	0.2%	0.5%	0.3%	0.5%
Adjustments to acquired tangible assets (1)	0.2%	0.2%	0.2%	0.2%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Excess manufacturing overhead (2)	0.9%	—%	0.8%	—%
Amortization of acquired intangible assets	0.0%	—%	0.0%	—%
Adjusted Non-GAAP gross margin	25.9%	26.1%	26.3%	25.9%

Operating expenses:
Operating expenses - GAAP	$36,448	$35,487	$77,847	$70,093
Amortization of acquired intangible assets	(1,408)	(1,233)	(2,676)	(2,462)
Stock-based compensation expense	(2,913)	(2,463)	(5,521)	(4,941)
Employee related restructuring costs	(1,125)	(228)	(6,484)	(1,661)
Litigation settlement costs	—	(1,988)	—	(2,000)
Change in contingent consideration	(400)	718	(900)	751
Other	(366)	—	(366)	—
Adjusted Non-GAAP operating expenses	$30,236	$30,293	$61,900	$59,780

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Operating income:
Operating income - GAAP	$7,303	$7,969	$6,938	$11,010
Stock-based compensation for performance-based warrants	331	1,193	1,263	2,059
Adjustments to acquired tangible assets (1)	299	301	557	632
Excess manufacturing overhead (2)	1,587	—	2,768	—
Amortization of acquired intangible assets	1,446	1,233	2,714	2,462
Stock-based compensation expense	2,932	2,478	5,555	4,970
Employee related restructuring costs	1,125	228	6,484	1,661
Litigation settlement costs	—	1,988	—	2,000
Change in contingent consideration	400	(718)	900	(751)
Other	366	—	366	—
Adjusted Non-GAAP operating income	$15,789	$14,672	$27,545	$24,043

Adjusted Non-GAAP operating income as a percentage of net sales	8.9%	8.5%	8.1%	7.4%

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Net income attributable to Universal Electronics Inc.:
Net income attributable to Universal Electronics Inc. - GAAP	$4,684	$6,590	$4,803	$9,311
Stock-based compensation for performance-based warrants	331	1,193	1,263	2,059
Adjustments to acquired tangible assets (1)	299	301	557	632
Excess manufacturing overhead (2)	1,587	—	2,768	—
Amortization of acquired intangible assets	1,446	1,233	2,714	2,462
Stock-based compensation expense	2,932	2,478	5,555	4,970
Employee related restructuring costs	1,125	228	6,484	1,661
Litigation settlement costs	—	1,988	—	2,000
Change in contingent consideration	400	(718)	900	(751)
Foreign currency (gain) loss	592	(628)	28	(1,340)
Other	366	(1)	366	(11)
Income tax provision on adjustments	(2,743)	(1,783)	(5,252)	(3,297)
Other income tax adjustments (3)	370	—	379	—
Adjusted Non-GAAP net income attributable to Universal Electronics Inc.	$11,389	$10,881	$20,565	$17,696

Diluted earnings per share attributable to Universal Electronics Inc.:
Diluted earnings per share attributable to Universal Electronics Inc. - GAAP	$0.32	$0.45	$0.33	$0.63
Total adjustments	$0.46	$0.29	$1.07	$0.57
Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc.	$0.78	$0.74	$1.40	$1.20

(1)
Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations as well as the effect of fair value adjustments to inventories acquired in business combinations that sold through during the period.

(2)	Excess manufacturing overhead incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other three China factories.

(3)
Represents the tax effect of projected losses to be incurred as a result of the shutdown of our Guangzhou factory. These losses will not provide future tax benefits due to this entity ceasing operations and as a result, not generating future taxable income.

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